Execution Copy


                      SECURITY TRUST AGREEMENT SUPPLEMENT


Bankers Trust Company, as Security Trustee
Four Albany Street
New York, New York 10006                                          March 15, 2000

Attention:  Corporate Trust & Agency Services -
            Structured Finance


            Re: Security Trust Agreement, dated as of March 3, 1998
                ---------------------------------------------------

     Reference is made to the Security Trust Agreement, dated as of March 3, 1998 (the "Security Trust Agreement"), among MORGAN STANLEY AIRCRAFT FINANCE, a Delaware business trust created under the Trust Agreement, as amended through the date hereof, among MS Financing Inc., as depositor, Wilmington Trust Company, as the Delaware Trustee, the Independent Trustees, the Alternate Controlling Trustee and the Controlling Trustees party thereto, the ISSUER SUBSIDIARIES party thereto, CABOT AIRCRAFT SERVICES LIMITED, a company incorporated under the laws of Ireland, as the Administrative Agent, BANKERS TRUST COMPANY, a New York banking corporation, as the Cash Manager, INTERNATIONAL LEASE FINANCE CORPORATION, a corporation incorporated under the laws of the State of California, as the Servicer, INTERNATIONAL LEASE FINANCE CORPORATION, as credit facility provider under the Custody and Loan Agreement, MORGAN STANLEY DEAN WITTER & CO., as credit facility provider under the Loan Agreement, BANKERS TRUST COMPANY, not in its individual capacity (except as otherwise provided in the Indenture), but solely in its capacity as trustee under the Indenture, BANKERS TRUST COMPANY, not in its individual capacity, but solely as the initial Reference Agent, and BANKERS TRUST COMPANY, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

     The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to "Grantor" shall also mean and be a reference to the undersigned.

     The undersigned hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties, and hereby grants to the Security Trustee for its benefit


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and the benefit of the Secured Parties a security interest in, all of its right, title and interest in and to:

          (a) all of the following (collectively, the "Non-Trustee Account Collateral"):

               (i) all of the Non-Trustee Accounts (to the extent permitted by applicable law) in such Grantor's name, all funds held or required by the terms of the Indenture and any Guarantor Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Non- Trustee Accounts;

               (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

               (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral;

          (b) all of the following (collectively, the "Cash Collateral"):

               (i) all funds of such Grantor held or required by the terms of the Indenture to be held in the Accounts and all certificates and instruments, if any, from time to time representing or evidencing such funds;

               (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Cash Collateral; and

               (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Cash Collateral;

          (c) all "investment property" (as defined in Section 9-115(1)(f) of the UCC) of such Grantor, and all of the following (the "Investment Collateral"):

               (i) all Permitted Account Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral or Cash Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments;


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               (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution of or in addition to any or all of the then existing Investment Collateral; and

               (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral; and

          (d) all of the following (the "Security Collateral"):

               (i) all shares of Stock from time to time acquired by such Grantor in any manner, and the certificates representing such shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such shares; and

               (ii) all indebtedness from time to time owed to such Grantor by any MSAF Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

          (e) all of such Grantor's right, title and interest in all beneficial interests in any MSAF Group members from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing all such beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such beneficial interests (the "Beneficial Interest Collateral");

          (f) all of such Grantor's right, title and interest in and to all Leases to which such Grantor is or may from time to time be party and any leasing arrangements among MSAF Group Members with respect to such Leases (the "Assigned Leases"), including without limitation, (A) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (B) all rights of such Grantor to receive proceeds of any Insurance, indemnity, warranty or guaranty with respect to such Assigned Leases, (C) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases and (D) the right of such Grantor to terminate such Assigned Leases, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under such leases or by statute or at law or in equity; and


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          (g) all proceeds of any and all of the foregoing collateral
     (including, without limitation, proceeds that constitute property of the types described in subsections (a), (b), and (c), above).

     The undersigned hereby makes each representation and warranty set forth in
Section 2.07 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Security Collateral, the Assigned Leases and the Beneficial Interest Collateral shall be construed to include a reference to the corresponding Collateral hereunder.

     The undersigned hereby agrees, together with the Issuer, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.

     Attached hereto are duly completed copies of Annex I and Annex II.

     This Security Trust Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                               Very truly yours,

                                               MSA II



                                               By: /s/ Brian J. Gill
                                                  -----------------------------
                                                  Name: Brian J. Gill
                                                  Title: Authorized Signatory


Acknowledged and agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
  not in its individual capacity, but
  solely as the initial Security Trustee


By: /s/ Jenna Kaufman
   -----------------------------------
   Name:  Jenna Kaufman
   Title: Vice President


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                                                                        ANNEX I
                                                  SECURITY AGREEMENT SUPPLEMENT


                                  TRADE NAMES

    None


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                                                                       ANNEX II
                                                  SECURITY AGREEMENT SUPPLEMENT


                            CHIEF PLACE OF BUSINESS
                                      AND
                      CHIEF EXECUTIVE OR REGISTERED OFFICE


                                                       Chief Executive or
Name of Grantor         Place of Business              Registered Office
---------------         -----------------              -----------------
MSA II             c/o Wilmington Trust Company    c/o Wilmington Trust Company
                   100 North Market Street         100 North Market Street
                   Rodney Square North             Rodney Square North
                   Wilmington                      Wilmington
                   Delaware 19890                  Delaware 19890
                   USA                             USA